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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 16, 2003


                     AVALON DIGITAL MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       000-28403            77-0511097
(State or other jurisdiction of   (Commission File Number) (IRS Employer
          incorporation)                                    Identification No.)



  19782 MacArthur Boulevard, Suite 100, Irvine, CA                 92612
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 660-1700




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Item 4. - Changes in Registrant's Certifying Accountant

         Effective June 16, 2003, Avalon Digital Marketing Systems, Inc. (the "Registrant" or the "Company") dismissed Grant Thornton, LLP ("Grant Thornton") as its certifying accountants. The Registrant's Audit Committee and Board of Directors have approved this action.

         The audit reports of Grant Thornton on the Registrant's financial statements for the years ended September 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion issued with the Company's financial statements for the year ended September 30, 2001 included a reference to substantial doubt that existed regarding the Company's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years and through June 16, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in connection with its reports on the financial statements for such years. In addition, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant delivered a copy of this Form 8-K report to Grant Thornton on June 18, 2003. Concurrently therewith, the Registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached hereto as
Exhibit 16.1 is a copy of the letter of Grant Thornton to the SEC dated June 18, 2003.

         On June 16, 2003, the Registrant engaged Tanner + Co., P.C. ("Tanner + Co.") as its new independent accountant. The Registrant's Audit Committee and Board of Directors have approved this action.

         Tanner + Co. was previously the certifying accountants of Category 5 Technologies, Inc., the company acquired by the Registrant in September 2002 ("Category 5"), in a transaction in which Category 5 was treated as the acquirer for accounting purposes. In such transaction, the historical financial statements and fiscal year of Category 5 became those of the Registrant. As certifying accountants of Category 5, Tanner + Co. conducted an audit of and expressed their opinion on the consolidated financial statements of Category 5 which were previously filed with the SEC. Grant Thornton was not consulted by the Registrant in connection with Tanner + Co.'s audit of or opinion on the consolidated financial statements of Category 5.

         During the Registrant's two most recent fiscal years and through June 16, 2003, the Registrant did not consult with Tanner + Co. on any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv), or a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934.

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Item 7. - Financial Statements and Exhibits

         (c)      Exhibits.

              Exhibit Number                  Description
                   16.1 Letter from Grant Thornton, LLP to the Securities and Exchange Commission, dated June 18, 2003, regarding change in certifying accountant.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AVALON DIGITAL MARKETING SYSTEMS, INC.



June 19, 2003                By: /s/ Michael R. Friedl
                                 ------------------------------------------
                                 Michael R. Friedl
                                 Chief Financial Officer, Treasurer
                                 and Corporate Secretary


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                                  EXHIBIT INDEX

              Exhibit Number                  Description

                   16.1 Letter from Grant Thornton, LLP to the Securities and Exchange Commission, dated June 18, 2003, regarding change in certifying accountant.




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